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EXHIBIT 10.2

When Recorded Mail to:

John N. Brewer
Kummer Kaempfer Bonner & Renshaw
3800 Howard Hughes Parkway
Seventh Floor
Las Vegas, Nevada 89109

APN 162-22-104-001

FIRST AMENDMENT TO
DEED OF TRUST

        THIS FIRST AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURES FILING ("First Amendment"), among Flamingo Paradise Gaming, LLC, a Nevada limited liability company, as trustor ("FPG" or "Trustor"), and The Bank of New York, a national banking association, as beneficiary ("Beneficiary"), dated as of August 23, 2002 is made with reference to the following facts and purposes:

RECITALS

        A.    FPG executed and delivered to National Title Company, a Nevada corporation, as trustee ("Trustee"), for the benefit of Beneficiary, a Deed of Trust with Assignment of Rents and Fixture Filing dated August 24, 2001 ("Deed of Trust"), affecting the real property described in Exhibit "A" attached hereto and incorporated herein by reference (the "Land"). The Deed of Trust was recorded on August 24, 2001, in Book 20010824, as Instrument No. 01135, in the Clark County, Nevada Recorder's Office.

        B.    The Deed of Trust secures the obligations of FPG under that certain Indenture dated as of August 24, 2001 ("Indenture").

        C.    FPG, along with Herbst Gaming, Inc., a Nevada corporation ("Herbst Gaming") and other subsidiaries of Herbst Gaming and the Beneficiary have executed and delivered the First Supplemental Indenture dated as of August 23, 2002 ("Supplemental Indenture"), for the purposes of amending certain terms and provisions of the Deed of Trust and other Collateral Documents, (defined in the Indenture) to clarify and correct certain collateral descriptions contained in the Deed of Trust and other Collateral Documents.

        D.    The parties hereto desire to execute, deliver and record this First Amendment in order to clarify and correct the collateral description contained in the Deed of Trust.

        NOW, THEREFORE, pursuant to the foregoing FPG and Beneficiary hereby agree as follows.

1.    AMENDMENTS

        The following shall be added to the last paragraph of Section 2.01:

        1.1.  Notwithstanding the foregoing provisions of this Section 2.01, such grant of security interest shall not extend to and as the term "Collateral" shall not include any items of furniture, fixture or equipment from time to time located in or affixed to, or used in the Terrible's Hotel & Casino, in Las Vegas, Nevada.

2.    EFFECT OF AMENDMENTS

        2.1.  Other than as set forth in Section 1, this First Amendment in no way acts as a release or relinquishment of, and in no way affects the liens, security interests and rights created by or arising under the Deed of Trust, or the priority thereof; and FPG and Beneficiary jointly affirm, reaffirm and agree that the Deed of Trust secures the full performance of each and every obligation secured by the Deed of Trust, and continues to be effective as, and to constitute, a lien and charge on the Property to the full extent of all obligations secured thereby (other than as set forth in Section 1).

        2.2.  This First Amendment shall not prejudice any present or future rights, remedies, benefits or powers belonging or accruing to Beneficiary or Trustee under the terms of the Deed of Trust, and without limitation of the foregoing, Beneficiary reserves all rights which it has against Herbst Gaming or any guarantor, including, but not limited to, FPG.

        2.3.  In the event of any conflict between the terms of the Deed of Trust and the provisions of this First Amendment, the terms of this First Amendment shall control. This First Amendment shall be deemed to form a part of the Deed of Trust, and except as specifically amended herein, the terms of the Deed of Trust shall remain unaffected and unchanged by reason of the amendments described herein.

        2.4.  The execution and/or acceptance of this First Amendment by Beneficiary shall not be deemed or construed as (i) a novation or an accord or satisfaction of any of Herbst Gaming's duties, obligations and liabilities contained in the Indenture or the Collateral Documents; (ii) a waiver, modification, restriction or limitation of any and all of Beneficiary's rights and benefits arising under the Indenture or the Collateral Documents by operation or law, or otherwise, to demand full, complete and strict performance of the duties, obligations and liabilities contained in the Indenture or the Collateral Documents, as amended; or (iii) a precedent, and that Beneficiary shall be under no obligation, express or implied, to grant FPG any future or further modifications and/or amendments to any or all of the Indenture or Collateral Documents.

3.    HEIRS, SUCCESSORS AND ASSIGNS

        All covenants and agreements contained in this First Amendment, by or on behalf of FPG or Beneficiary shall bind and inure to the benefit of their respective heirs, successors and assigns, whether so expressed or not.

4.    HEADINGS

        The headings of the articles, sections, paragraphs and subdivisions of this First Amendment are for convenience of reference only, are not to be considered a part hereof, and shall not limit or expand or otherwise affect any of the terms hereof.

5.    GOVERNING LAW

        This First Amendment is made by FPG and accepted by Beneficiary in the State of Nevada, under the laws of such state and shall be construed, interpreted, enforced and governed by and in accordance with the laws of such state.

6.    CONTEXT

        In this First Amendment, whenever the context so requires, the neuter includes the masculine and feminine, and the singular includes the plural, and vice versa.

7.    INTERPRETATION

        As used in this First Amendment, unless the context clearly required otherwise: The Terms "herein" or "hereunder" and similar terms without reference to a particular shall refer to the entire First Amendment and not just to the paragraph in which such terms appear; the term "lien" shall also mean a security interest, and the term "security interest" shall also mean a lien.

        IN WITNESS WHEREOF, SFH and Beneficiary have executed this First Amendment to Deed of Trust as of the day and year first above written.

"TRUSTOR"

FLAMINGO PARADISE GAMING, LLC, a Nevada limited liability company

By:	/s/ EDWARD J. HERBST Manager

"BENEFICIARY"

THE BANK OF NEW YORK, a New York Banking corporation

By:	/s/ STACEY B. POINDEXTER
Its:	Assistant Treasurer

STATE OF NEVADA ) COUNTY OF CLARK )	ss.

        This instrument was acknowledged before me on July 17, 2002 by Edward Herbst, as Manager of Flamingo Paradise Gaming, LLC, a Nevada limited liability company.

/s/ DEBRA G. MARTIN Notary Public

STATE OF NEW YORK ) COUNTY OF NEW YORK )	ss.

        This instrument was acknowledged before me on August 23, 2002 by Stacey Poindexter, as Assistant Treasurer of The Bank of New York, a New York banking corporation.

/s/ IRENE SIEGEL Notary Public

EXHIBIT A

LEGAL DESCRIPTION OF REAL PROPERTY

The land referred to herein is situated in the State of Nevada, County of Clark and is described as follows:

That portion of the Northwest Quarter (NW1/4) of the Northwest Quarter (NW1/4) of Section 22, Township 21 South, Range 61 East, M.D. B. & M., described as follows:

Parcel I, as shown by Parcel Map in File 26 of Parcel Maps, page 26, in the Office of the County Recorder of Clark County, Nevada.

Subject to a right of way and easement for the benefit of the fee owner of Parcel 2, as shown by Parcel Map in File 26, page 26, recorded May 30, 1979 as Document No. 1022111 of Official Records, Clark County, Nevada, over and across the following described premises:

A strip of land being 25.00 feet in width, 12.50 feet on each side of the following described centerline:

That portion of the Northwest Quarter (NW1/4) of the Northwest Quarter (NW1/4) of Section 22, Township 21 South, Range 61 East, M.D.B. & M., Clark County, Nevada, as described as follows:

Commencing at the Northwest corner of said Section 22;

THENCE South 88o 55' 56" East along the North line thereof, a distance of 1,030.21 feet;

THENCE South 00o 44' 11" East, a distance of 92.64 feet to a point in the present Southerly right of way line of Flamingo Road, being the TRUE POINT OF BEGINNING;

THENCE South 00o 44' 11" East, a distance of 576.22 feet to the TRUE POINT OF ENDING.

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  EXHIBIT 10.2
FIRST AMENDMENT TO DEED OF TRUST